SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 8, 1999
                                  ------------
                                 Date of Report


                            RMED International, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


COLORADO                               0-14696              84-0898302
--------                               -------              ----------
(State of Incorporation)            (Commission File     (I.R.S. Employer
                                     Number)              Identification Number)


                             3925 North Hastings Way
                              Eau Claire, WI 54702
                              --------------------
                          (Address of Principal Office)


                                  (715)831-0280
                                  -------------
                         (Registrant's Telephone Number)


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Item 2.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            RMED International, Inc. (the "Company") has dismissed Oatley, Bystrom & Hansen, PC as its certified public accountants responsible for auditing the Company's financial statements, and appointed

            Grant Thornton LLP, effective immediately. This action was taken by the Board of Directors on June 10, 1999, which unanimously approved the written action. Oatley, Bystrom & Hansen, PC's reports for the last two fiscal years contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, and during such two fiscal year period and the subsequent interim period since then, there have been no disagreements with Oatley, Bystrom & Hansen, PC as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Oatley, Bystrom & Hansen, PC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, except for the following:

            In connection with the audit of the consolidated financial statements of the Company for the year ending December 31, 1998, Oatley, Bystrom & Hansen, PC became aware that certain consigned raw material inventory was treated as an asset of the Company, and informed the Company that it disagreed with the Company's accounting treatment of consigned raw material inventory. The Company agreed with Oatley, Bystrom & Hansen, PC as to the proper treatment of consigned inventory, and Oatley, Bystrom &Hansen, PC made appropriate adjustments to the consolidated financial statements issued by the Company in its Form 10-KSB for the fiscal year ended December 31, 1998. In the Company's view, the consolidated financial statements issued by the Company in its Form 10-KSB accurately account for its inventory.

            (d) The Registrant has requested that Oatley, Bystrom & Hansen, PC furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Oatley, Bystrom & Hansen's letter to the SEC, dated July 7, 1999, is filed as Exhibit 16.1 to the form 8-K/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RMED International, Inc.

Date: July 8, 1999                 By: /s/ Brenda Schenk
                                       -----------------
                                           Brenda Schenk, President & Principal
                                           Financial Officer

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